Exhibit 99.1

Permian Resources Corporation Announces Pricing Terms of Tender Offer for Its 7.75% Senior Notes due 2026

August 2, 2024

MIDLAND, Texas—(BUSINESS WIRE)—Permian Resources Corporation (“Permian Resources,” “we,” “us” or “our”) (NYSE: PR) today announced the pricing terms of the previously announced cash tender offer to purchase (the “Tender Offer”) any and all of the outstanding senior notes (the “Notes”) listed in the following table upon the terms and conditions described in the Offer to Purchase, dated July 29, 2024 (the “Offer to Purchase”), of Permian Resources Operating, LLC, a subsidiary of Permian Resources (“OpCo”).

Certain information regarding the Notes and the U.S. Treasury Reference Security, the Bloomberg reference page and the fixed spread is set forth in the table below.

Title of Security	CUSIP Numbers	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Reference Yield	Fixed Spread (basis points)	Purchase Price
7.75% Senior Notes due 2026	19416MAA7 (144A) / U19447AA6 (Reg S)	$300,000,000	2.000% U.S. Treasury due February 15, 2025	FIT3	4.853%	0	$1,014.67

The “Purchase Price” for each $1,000 principal amount of the Notes validly tendered, and not validly withdrawn, and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the fixed spread specified above plus the yield based on the bid-side price of the U.S. Treasury Reference Security specified above, as quoted on the Bloomberg Bond Trader FIT3 series of pages, at 2:00 p.m. New York City time, on August 2, 2024, the date on which the Tender Offer is currently scheduled to expire. The Purchase Price will be based on a yield to February 15, 2025, the date of the next specified redemption price reduction under the indenture governing the Notes, and assuming the Notes are redeemed on February 15, 2025, at the specified redemption price for such date of 100.000% of the principal amount, as described in the Offer to Purchase.

In addition to the Purchase Price, holders whose Notes are purchased pursuant to the Tender Offer will also receive accrued and unpaid interest thereon from the last interest payment date up to, but not including, the initial date on which OpCo makes payment for such Notes, which date is currently expected to be August 8, 2024, assuming that the Tender Offer is not extended or earlier terminated.

The Tender Offer is being made pursuant to the terms and conditions contained in the Offer to Purchase and Notice of Guaranteed Delivery, copies of which may be obtained from D.F. King & Co., Inc., the tender agent and information agent for the Tender Offer, by calling (800) 676-7437 (toll-free) or, for banks and brokers, (212) 269-5550. Copies of the Offer to Purchase and Notice of Guaranteed Delivery are also available at the following web address: https://www.dfking.com/permian; or by requesting via email at permian@dfking.com.

The Tender Offer will expire at 5:00 p.m., New York City time, on August 2, 2024 unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). Tendered Notes may be withdrawn at any time before the Expiration Time. Holders of Notes must validly tender and not validly withdraw their Notes (or comply with the procedures for guaranteed delivery) before the Expiration Time to be eligible to receive the Purchase Price for their Notes.

Settlement for all Notes tendered prior to the Expiration Time or pursuant to a Notice of Guaranteed Delivery is expected to be August 8, 2024, assuming that the Tender Offer is not extended or earlier terminated.

There can be no assurance that any Notes will be purchased. The Tender Offer is conditioned upon the satisfaction of certain conditions, including the completion of a contemporaneous notes offering (the “Notes Offering”) by OpCo on terms and conditions (including, but not limited to, the amount of proceeds raised in such Notes Offering) satisfactory to OpCo and Permian Resources. The Tender Offer is not conditioned upon any minimum amount of Notes being tendered. The Tender Offer may be amended, extended, terminated or withdrawn. OpCo intends to use a portion of the net proceeds of the Notes Offering to fund the purchase of the Notes in the Tender Offer.

Subject to completion of the Tender Offer, we intend to redeem all Notes not purchased in the Tender Offer on or about February 15, 2025 (the “Redemption”) at a redemption price of 100.000% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date.

OpCo has retained J.P. Morgan Securities LLC to serve as the exclusive Dealer Manager for the Tender Offer. Questions regarding the terms of the Tender Offer may be directed to J.P. Morgan Securities LLC, Liability Management Group, at (866) 834-4666 (toll-free) or (212) 834-4818 (collect).

This press release is neither an offer to purchase nor a solicitation of an offer to sell any Notes in the Tender Offer and does not constitute a notice of redemption for the Notes. In addition, this press release is not an offer to sell or the solicitation of an offer to buy any securities issued in connection with any contemporaneous Notes Offering, nor shall there be any sale of the securities issued in such Notes Offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Permian Resources

Headquartered in Midland, Texas, Permian Resources is an independent oil and natural gas company focused on the responsible acquisition, optimization and development of high-return oil and natural gas properties. Permian Resources’ assets and operations are concentrated in the core of the Delaware Basin, making it the second largest Permian Basin pure-play E&P.

Cautionary Note Regarding Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, including statements regarding the Notes Offering and the use of proceeds therefrom, including the Tender Offer and the timing and outcome thereof and the Redemption, our strategy, plans and objectives of management, are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that any forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the development, production, gathering and sale of oil and natural gas. Factors which could cause our actual results to differ materially from the results contemplated by forward-looking statements may include, but are not limited to, those set forth in Permian Resources’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors,” as may be updated from time to time in Permian Resources’ periodic filings with the SEC.

Should one or more of the risks or uncertainties described in this press release occur, or should any underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

Contacts:

Hays Mabry – Vice President, Investor Relations

(432) 315-0114

ir@permianres.com